UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2010

EMS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-06072	58-1035424
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Engineering Drive Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 263-9200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Registrant held its Annual Meeting of Shareholders on May 11, 2010. At that meeting, the following individuals were elected to one-year terms as members of the Registrant’s Board of Directors, by the votes indicated:

JOHN R BOLTON	For	9,873,413
	Withheld	2,534,885
	Non Votes	1,625,802

HERMANN BUERGER	For	6,425,457
	Withheld	5,982,841
	Non Votes	1,625,802

JOSEPH D BURNS	For	11,601,852
	Withheld	806,446
	Non Votes	1,625,802

JOHN R KREICK	For	6,426,548
	Withheld	5,981,750
	Non Votes	1,625,802

JOHN B MOWELL	For	6,399,079
	Withheld	6,009,219
	Non Votes	1,625,802

THOMAS W OCONNELL	For	6,424,622
	Withheld	5,983,676
	Non Votes	1,625,802

BRADFORD W PARKINSON	For	6,425,116
	Withheld	5,983,182
	Non Votes	1,625,802

NORMAN E THAGARD	For	6,424,895
	Withheld	5,983,403
	Non Votes	1,625,802

JOHN L WOODWARD JR	For	6,158,182
	Withheld	6,250,116
	Non Votes	1,625,802
Also at the Annual Meeting, the Shareholders ratified the selection of KPMG LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2010, by a vote of 13,702,857 For, 303,967 Against, and 27,276 Abstain.
All votes totals are final.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS TECHNOLOGIES, INC.
Date: May 14, 2010	By:	/s/ Gary B. Shell
Gary B. Shell
Senior Vice President, Chief Financial Officer and Treasurer